UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

COLEMAN CABLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33337	36-4410887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL	60085
(Address of principal executive offices)	(Zip Code)

(847) 672-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 6, 2012, Coleman Cable Inc. (“Coleman”) issued a press release announcing earnings for its second quarter ended June 30, 2012. The press release also provided earnings guidance for Coleman’s third quarter ending September 30, 2012 and announced that the Board of Directors had declared a quarterly cash dividend for its common stock payable on August 31, 2012 to stockholders of record as of the close of business on August 15, 2012, as discussed further under Item 8.01. A copy of Coleman’s press release, dated August 6, 2012, is attached as Exhibit 99.1.

The information furnished under Item 2.02 of this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 6, 2012, Coleman issued a press release announcing that on August 2, 2012, its Board of Directors declared a quarterly dividend of $0.02 per common share, payable on August 31, 2012, to shareholders of record as of August 15, 2012.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 6, 2012.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.

Date: August 6, 2012	By:	/s/ Richard N. Burger
	Name:	Richard N. Burger
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, August 6, 2012.